Pension and Other Benefit Programs	12 Months Ended
Oct. 03, 2020
Retirement Benefits [Abstract]
Pension and Other Benefit Programs	Pension and Other Benefit Programs
The Company maintains pension and postretirement medical benefit plans covering certain of its employees not covered by union or industry-wide plans. The Company has defined benefit pension plans that cover employees hired prior to January 1, 2012. For employees hired after this date, the Company has a defined contribution plan. Benefits under these pension plans are generally based on years of service and/or compensation and generally require 3 years of vesting service. Employees generally hired after January 1, 1987 for certain of our media businesses and other employees generally hired after January 1, 1994 are not eligible for postretirement medical benefits.
In addition, the Company has a defined benefit plan for TFCF employees for which benefits stopped accruing in June 2017.
Defined Benefit Plans
The Company measures the actuarial value of its benefit obligations and plan assets for its defined benefit pension and postretirement medical benefit plans at September 30 and adjusts for any plan contributions or significant events between September 30 and our fiscal year end.
In connection with our fiscal 2019 acquisition of TFCF, we assumed net pension and postretirement obligations of $237 million ($824 million in obligations and $587 million in plan assets).
The following chart summarizes the benefit obligations, assets, funded status and balance sheet impacts associated with the defined benefit pension and postretirement medical benefit plans:

	Pension Plans		Postretirement Medical Plans
	October 3, 2020	September 28, 2019	October 3, 2020	September 28, 2019
Projected benefit obligations
Beginning obligations	$(18,531)	$(14,500)	$(1,946)	$(1,609)
Acquisition of TFCF	—	(759)	—	(65)
Service cost	(410)	(345)	(10)	(8)
Interest cost	(527)	(592)	(56)	(67)
Actuarial loss(1)	(1,958)	(2,923)	(127)	(234)
Plan amendments and other	1	32	(12)	(11)
Benefits paid	662	534	47	48
Curtailments	3	22	—	—
Ending obligations	$(20,760)	$(18,531)	$(2,104)	$(1,946)
Fair value of plans’ assets
Beginning fair value	$14,878	$12,728	$762	$731
Acquisition of TFCF	—	587	—	—
Actual return on plan assets	770	690	38	33
Contributions	664	1,461	9	37
Benefits paid	(662)	(534)	(47)	(48)
Expenses and other	(52)	(54)	9	9
Ending fair value	$15,598	$14,878	$771	$762

Underfunded status of the plans	$(5,162)	$(3,653)	$(1,333)	$(1,184)
Amounts recognized in the balance sheet
Non-current assets	$20	$5	$—	$—
Current liabilities	(59)	(54)	(5)	(5)
Non-current liabilities	(5,123)	(3,604)	(1,328)	(1,179)
	$(5,162)	$(3,653)	$(1,333)	$(1,184)
(1)The actuarial loss for both fiscal 2020 and 2019 was primarily due to a reduction in the discount rate from the rate that was used in the preceding fiscal year.
The components of net periodic benefit cost are as follows:

	Pension Plans			Postretirement Medical Plans
	2020	2019	2018	2020	2019	2018
Service cost	$410	$345	$350	$10	$8	$10
Other costs (benefits):
Interest cost	527	592	489	56	67	60
Expected return on plan assets	(1,084)	(978)	(901)	(57)	(56)	(53)
Amortization of prior-year service costs	13	13	13	—	—	—
Recognized net actuarial loss	544	260	348	14	—	14
Total other costs (benefits)	—	(113)	(51)	13	11	21
Net periodic benefit cost	$410	$232	$299	$23	$19	$31
In fiscal 2019, the Company adopted new FASB accounting guidance on the presentation of the components of net periodic pension and postretirement benefit cost (“net periodic benefit cost”). This guidance requires the Company to present the service cost component of net periodic benefit cost in the same line items on the statement of operations as other compensation costs of the related employees (i.e. “Costs and expenses” in the Consolidated Statements of Operations). All of the other components of net periodic benefit cost (“other costs/benefits”) are presented as a component of “Interest expense, net” in the Consolidated Statements of Operations. The other costs/benefits in fiscal 2018 were not material and are reported in “Costs and expenses”.
In fiscal 2021, we expect pension and postretirement medical costs to increase by $143 million to $576 million due to the impacts of updated mortality assumptions and a lower discount rate.

Key assumptions are as follows:
	Pension Plans			Postretirement Medical Plans
	2020	2019	2018	2020	2019	2018
Discount rate used to determine the fiscal year‑end benefit obligation	2.82%	3.22%	4.31%	2.80%	3.22%	4.31%
Discount rate used to determine the interest cost component of net periodic benefit cost	2.94%	4.09%	3.46%	2.95%	4.10%	3.49%
Rate of return on plan assets	7.00%	7.25%	7.50%	7.00%	7.25%	7.50%
Weighted average rate of compensation increase to determine the fiscal year‑end benefit obligation	3.20%	3.20%	3.20%	n/a	n/a	n/a
Year 1 increase in cost of benefits	n/a	n/a	n/a	7.00%	7.00%	7.00%
Rate of increase to which the cost of benefits is assumed to decline (the ultimate trend rate)	n/a	n/a	n/a	4.25%	4.25%	4.25%
Year that the rate reaches the ultimate trend rate	n/a	n/a	n/a	2034	2033	2032
AOCI, before tax, as of October 3, 2020 consists of the following amounts that have not yet been recognized in net periodic benefit cost:

	Pension Plans	Postretirement Medical Plans	Total
Prior service cost	$27	$—	$27
Net actuarial loss	8,915	429	9,344
Total amounts included in AOCI	8,942	429	9,371
Prepaid (accrued) pension cost	(3,780)	904	(2,876)
Net balance sheet liability	$5,162	$1,333	$6,495
Plan Funded Status
The projected benefit obligation, accumulated benefit obligation and aggregate fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $19.5 billion, $18.1 billion and $14.4 billion, respectively, as of October 3, 2020 and $17.5 billion, $16.1 billion and $13.9 billion, respectively, as of September 28, 2019.
For pension plans with projected benefit obligations in excess of plan assets, the projected benefit obligation and aggregate fair value of plan assets were $19.8 billion and $14.6 billion, respectively, as of October 3, 2020 and $18.5 billion and $14.8 billion respectively, as of September 28, 2019.
The Company’s total accumulated pension benefit obligations at October 3, 2020 and September 28, 2019 were $19.1 billion and $17.0 billion, respectively. Approximately 98% was vested as of both October 3, 2020 and September 28, 2019.
The accumulated postretirement medical benefit obligations and fair value of plan assets for postretirement medical plans with accumulated postretirement medical benefit obligations in excess of plan assets were $2.1 billion and $0.8 billion, respectively, at October 3, 2020 and $1.9 billion and $0.8 billion, respectively, at September 28, 2019.
Plan Assets
A significant portion of the assets of the Company’s defined benefit plans are managed in third-party master trusts. The investment policy and allocation of the assets in the master trusts were approved by the Company’s Investment and
Administrative Committee, which has oversight responsibility for the Company’s retirement plans. The investment policy ranges for the major asset classes are as follows:

Asset Class	Minimum	Maximum

Equity investments	30%	60%
Fixed income investments	20%	40%
Alternative investments	10%	30%
Cash & money market funds	—%	10%
The primary investment objective for the assets within the master trusts is the prudent and cost effective management of assets to satisfy benefit obligations to plan participants. Financial risks are managed through diversification of plan assets, selection of investment managers and through the investment guidelines incorporated in investment management agreements. Investments are monitored to assess whether returns are commensurate with risks taken.
The long-term asset allocation policy for the master trusts was established taking into consideration a variety of factors that include, but are not limited to, the average age of participants, the number of retirees, the duration of liabilities and the expected payout ratio. Liquidity needs of the master trusts are generally managed using cash generated by investments or by liquidating securities.
Assets are generally managed by external investment managers pursuant to investment management agreements that establish permitted securities and risk controls commensurate with the account’s investment strategy. Some agreements permit the use of derivative securities (futures, options, interest rate swaps, credit default swaps) that enable investment managers to enhance returns and manage exposures within their accounts.
Fair Value Measurements of Plan Assets
Fair value is defined as the amount that would be received for selling an asset or paid to transfer a liability in an orderly transaction between market participants and is generally classified in one of the following categories of the fair value hierarchy:
Level 1 – Quoted prices for identical instruments in active markets
Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets
Level 3 – Valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable
Investments that are valued using the net asset value (NAV) (or its equivalent) practical expedient are excluded from the fair value hierarchy disclosure.
The following is a description of the valuation methodologies used for assets reported at fair value. The methodologies used at October 3, 2020 and September 28, 2019 are the same.
Level 1 investments are valued based on reported market prices on the last trading day of the fiscal year. Investments in common and preferred stocks are valued based on an exchange-listed price or a broker’s quote in an active market. Investments in U.S. Treasury securities are valued based on a broker’s quote in an active market.
Level 2 investments in government and federal agency bonds, corporate bonds and mortgage-backed securities (MBS) and asset-backed securities are valued using a broker’s quote in a non-active market or an evaluated price based on a compilation of reported market information, such as benchmark yield curves, credit spreads and estimated default rates. Derivative financial instruments are valued based on models that incorporate observable inputs for the underlying securities, such as interest rates or foreign currency exchange rates.
The Company’s defined benefit plan assets are summarized by level in the following tables:

	As of October 3, 2020
Description	Level 1	Level 2	Total	Plan Asset Mix

Cash	$207	$—	$207	1%
Common and preferred stocks(1)	3,308	—	3,308	20%
Mutual funds	1,154	—	1,154	7%
Government and federal agency bonds, notes and MBS	2,326	354	2,680	16%
Corporate bonds	—	935	935	6%
Other mortgage- and asset-backed securities	—	106	106	1%
Derivatives and other, net	(2)	7	5	—%
Total investments in the fair value hierarchy	$6,993	$1,402	$8,395

Assets valued at NAV as a practical expedient:
Common collective funds			3,993	24%
Alternative investments			3,375	21%
Money market funds and other			606	4%
Total investments at fair value			$16,369	100%

	As of September 28, 2019
Description	Level 1	Level 2	Total	Plan Asset Mix

Cash	$197	$—	$197	1%
Common and preferred stocks(1)	3,468	—	3,468	22%
Mutual funds	1,140	—	1,140	7%
Government and federal agency bonds, notes and MBS	2,042	404	2,446	16%
Corporate bonds	—	580	580	4%
Other mortgage- and asset-backed securities	—	127	127	1%
Derivatives and other, net	(6)	(21)	(27)	—%
Total investments in the fair value hierarchy	$6,841	$1,090	$7,931

Assets valued at NAV as a practical expedient:
Common collective funds			3,691	24%
Alternative investments			2,725	17%
Money market funds and other			1,293	8%
Total investments at fair value			$15,640	100%
(1)Includes 2.9 million shares of Company common stock valued at $355 million (2% of total plan assets) and 2.9 million shares valued at $373 million (2% of total plan assets) at October 3, 2020 and September 28, 2019, respectively.
Uncalled Capital Commitments
Alternative investments held by the master trust include interests in funds that have rights to make capital calls to the investors. In such cases, the master trust would be contractually obligated to make a cash contribution at the time of the capital call. At October 3, 2020, the total committed capital still uncalled and unpaid was $1.0 billion.
Plan Contributions
During fiscal 2020, the Company made $673 million of contributions to its pension and postretirement medical plans. The Company currently expects to make approximately $500 million to $600 million in pension and postretirement medical plan contributions in fiscal 2021. Final minimum funding requirements for fiscal 2021 will be determined based on a January 1, 2021 funding actuarial valuation, which is expected to be received during the fourth quarter of fiscal 2021.
Estimated Future Benefit Payments
The following table presents estimated future benefit payments for the next ten fiscal years:

	Pension Plans	Postretirement Medical Plans(1)
2021	$678	$59
2022	661	63
2023	691	67
2024	729	72
2025	771	76
2026 – 2030	4,433	446
(1)Estimated future benefit payments are net of expected Medicare subsidy receipts of $85 million.
Assumptions
Assumptions, such as discount rates, long-term rate of return on plan assets and the healthcare cost trend rate, have a significant effect on the amounts reported for net periodic benefit cost as well as the related benefit obligations.
Discount Rate — The assumed discount rate for pension and postretirement medical plans reflects the market rates for high-quality corporate bonds currently available. The Company’s discount rate was determined by considering yield curves constructed of a large population of high-quality corporate bonds and reflects the matching of the plans’ liability cash flows to the yield curves. The Company measures service and interest costs by applying the specific spot rates along that yield curve to the plans’ liability cash flows.
Long-term rate of return on plan assets — The long-term rate of return on plan assets represents an estimate of long-term returns on an investment portfolio consisting of a mixture of equities, fixed income and alternative investments. When determining the long-term rate of return on plan assets, the Company considers long-term rates of return on the asset classes (both historical and forecasted) in which the Company expects the pension funds to be invested. The following long-term rates of return by asset class were considered in setting the long-term rate of return on plan assets assumption:

Equity Securities	6%	to	10%
Debt Securities	2%	to	4%
Alternative Investments	6%	to	11%
Healthcare cost trend rate — The Company reviews external data and its own historical trends for healthcare costs to determine the healthcare cost trend rates for the postretirement medical benefit plans. The 2020 actuarial valuation assumed a 7.00% annual rate of increase in the per capita cost of covered healthcare claims with the rate decreasing in even increments over fourteen years until reaching 4.25%.
Sensitivity — A one percentage point (ppt) change in the discount rate and expected long-term rate of return on plan assets would have the following effects on the projected benefit obligations for pension and postretirement medical plans as of October 3, 2020 and on cost for fiscal 2021:

	Discount Rate		Expected Long-Term Rate of Return On Assets
Increase (decrease)	Benefit Expense	Projected Benefit Obligations	Benefit Expense
1 ppt decrease	$351	$3,988	$164
1 ppt increase	(303)	(3,380)	(164)
Multiemployer Benefit Plans
The Company participates in a number of multiemployer pension plans under union and industry-wide collective bargaining agreements that cover our union-represented employees and expenses its contributions to these plans as incurred. These plans generally provide for retirement, death and/or termination benefits for eligible employees within the applicable collective bargaining units, based on specific eligibility/participation requirements, vesting periods and benefit formulas. The risks of participating in these multiemployer plans are different from single-employer plans. For example:
•Assets contributed to the multiemployer plan by one employer may be used to provide benefits to employees of other participating employers.
•If a participating employer stops contributing to the multiemployer plan, the unfunded obligations of the plan may become the obligation of the remaining participating employers.
•If a participating employer chooses to stop participating in these multiemployer plans, the employer may be required to pay those plans an amount based on the underfunded status of the plan.
The Company also participates in several multiemployer health and welfare plans that cover both active and retired employees. Health care benefits are provided to participants who meet certain eligibility requirements under the applicable collective bargaining unit.
The following table sets forth our contributions to multiemployer pension and health and welfare benefit plans:

	2020	2019	2018
Pension plans	$221	$189	$144
Health & welfare plans	217	218	172
Total contributions	$438	$407	$316
Defined Contribution Plans
The Company has defined contribution retirement plans for domestic employees who began service after December 31, 2011 and are not eligible to participate in the defined benefit pension plans. In general, the Company contributes from 3% to 9% of an employee’s compensation depending on the employee’s age and years of service with the Company up to plan limits. The Company has savings and investment plans that allow eligible employees to contribute up to 50% of their salary through payroll deductions depending on the plan in which the employee participates. The Company matches 50% of the employee’s contribution up to plan limits. In fiscal 2020, 2019 and 2018, the costs of these defined contribution plans were $217 million, $208 million and $162 million, respectively. The Company also has defined contribution retirement plans for employees in our international operations. The costs of these defined contribution plans were $25 million, $25 million and $21 million in fiscal years 2020, 2019 and 2018, respectively.